UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report                     September 15, 2004

         Date of earliest event reported    September 15, 2004


                                THE BEARD COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Oklahoma                        0-12396              73-0970298
-------------------------------   ------------------------  ----------------
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                            Identification Number)


Enterprise Plaza
5600 N. May Avenue
Suite 320
Oklahoma City, Oklahoma                                           73112
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                THE BEARD COMPANY

                                    FORM 8-K


Item 7.01 Regulation FD Disclosure.

     The Company has arranged for an investment banking firm to sell $1,800,000 of 9% convertible subordinated notes to accredited investors in a private placement on a best efforts basis. The Company or Additional Selling Agents may also sell some of the notes. The notes are convertible into shares of the Company's common stock at a Conversion Price of $1.50 per share. The investment banking firm will receive a 6% commission on the notes which they sell and will also receive a 1% commission on notes sold by the Company or by other parties.

     The purpose of the offering is to provide working capital to enable the Company to furnish the equity required to finance a coal reclamation project (the Pinnacle Project) which it expects to commence during the fourth quarter of 2004. It is contemplated that $1,700,000 of the net proceeds will be infused as working capital into a wholly-owned subsidiary of the Company to provide the equity needed to obtain a loan which the USDA would guaranty for such project. Any excess after costs and expenses will be retained as working capital by the Company.

     In connection with the private placement, the Company has disclosed material non-public information to the Private Placement Agent and will be disclosing such information to other parties who receive the Confidential Private Placement Memorandum (the "PPM").

     The securities offered have not been and will not be registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold absent registration or an applicable exemption from the registration requirements.

     Included in the PPM is a schedule of five pending coal reclamation projects that Beard Technologies, Inc. ("BTI") is currently working on which sets forth the anticipated life of each project (ranging from four to eight years), together with the slurry reserves, anticipated clean coal production, anticipated gross revenues, anticipated capital costs and estimated free cash flow for such projects. Collectively the projects are estimated to have slurry reserves of 23,496,000 tons, recoverable clean coal of 11,640,000 tons, future gross revenues of $206,911,000, total capital costs of $28,400,000, and free cash flow of $84,850,000 during the life of the projects.

     Also included in the PPM were the Statements of Projected Operations and the accompanying Notes to the Statements of Projected Operations attached as
Exhibit 99.1 under Item 9.01 hereof. The Statements of Projected Operations, which are set forth in Exhibit 99.1, were made based upon the assumptions set forth in the Notes to the Statements of Projected Operations, which assume that the projects described therein actually materialize and that the required financing therefor is obtained. However, as pointed out in the Notes to the Statements of Projected Operations, there is no assurance that the required financing will be obtained or that any of the projects will materialize.

     If less than $1,800,000 is raised in the offering, then the Company is prepared to seek project financing for the Pinnacle Project to provide any shortfall.

     PRESS RELEASE ANNOUNCING COMMENCEMENT OF THE CONVERTIBLE NOTE OFFERING

     On September 15, 2004, the Company issued a press release announcing the commencement of the convertible note offering. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

     Exhibits.

The following exhibits are filed with this Form 8-K and are identified by the numbers indicated:

Exhibit No.                           Description
-----------                           -----------

99.1 Statements of Projected Operations for 2004 through 2006 and accompanying Notes to Statements of Projected Operations

99.2  Press Release dated September 15, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE BEARD COMPANY

                               /s/ Herb Mee, Jr.
                               _______________________________
                               Herb Mee, Jr., President
September 15, 2004

                                 EXHIBIT INDEX

Exhibit
  No.       Description                         Method of Filing
  ---       -----------                         ----------------

99.1  Statements of Projected Operations       Filed herewith electronically
      for 2004 through 2006 and accompanying
      Notes to Statements of Projected
      Operations

99.2  Press Release dated September 15, 2004   Filed herewith electronically